UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2010

TELESTONE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32503	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Floor 6, Saiou Plaza, No. 5 Haiying Road,
Fengtai Technology Park, Beijing, China 100070

Registrant’s telephone number, including area code (86)-10-8367-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2010, Ms. Li Hong resigned from the position of Chief Financial Officer of Telestone Technologies Corporation (the “Company”).  Ms. Li had no disagreements with the Company prior to her resignation.

On May 11, 2010, to replace Ms. Li, Ms. Yu Xiaoli was appointed the new Chief Financial Officer of the Company.  Ms. Yu has 12 years of experience at Telestone and has held various positions at the Company during her tenure.  From January 2009 to the present, Ms. Yu served as the Financial Controller where she was the assistant to the former CFO and provided oversight on audits, financial reports and reported directly to the Company’s CEO on matters of internal management. Ms. Yu headed the Company’s Yunnan branch office from April to December 2008. From September 2005 to March 2008, Ms. Yu was the accounting manager of the Company’s equipment business. From May 2001 to August 2005, Ms. Yu was Treasurer of the Company. Ms. Yu served as a staff accountant from September 1999 to May 2001 of the Company. Ms. Yu holds a Bachelor’s degree in Accounting from Dongbei University of Finance and Economics in China.

Ms. Yu’s annual compensation is $35,000 and she is entitled to insurance/benefits as prescribed by PRC labor laws.

Item 7.01 Regulation FD Disclosure.

On May 12, 2010, the Company issued a press release announcing the appointment of Ms. Yu Xiaoli as the new CFO and Vicente Liu as the new VP of Finance.  A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of the Company, dated May 12, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESTONE TECHNOLOGIES CORPORATION

Dated: May 12, 2010	By:	/s/ Han Daqing
	Name:	Han Daqing
	Title:	Chief Executive Officer